UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC  20549

                           ---------------------

                                 FORM 8-K


                              CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported):  May 17, 2006
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                  CAPITAL CITY BANK GROUP, INC. 401(K) PLAN
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            (Exact name of registrant as specified in its charter)


        Florida                     0-13358                 59-2273542
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(State of Incorporation)    (Commission File Number)      (IRS Employer
                                                        Identification No.)


   217 North Monroe Street, Tallahassee, Florida              32301
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      (Address of principal executive office)               (Zip Code)


   Registrant's telephone number, including area code: (850) 671-0300
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        -------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))


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Item 4.01.      Changes in Benefit Plan's Certifying Accountant.

     On May 17, 2006, the Audit Committee of the Board of Directors of Capital City Bank Group, Inc. (the "Registrant") determined that the independent auditor of the Capital City Bank Group, Inc. 401(k) Plan (the "Plan"), KPMG LLP ("KPMG"), would be replaced by Crowe Chizek & Company, LLC ("Crowe Chizek") for the Plan's fiscal year ending December 31, 2005. KPMG was notified of this decision on May 2, 2006.

     KPMG remains the independent registered public accounting firm for the Registrant, the sponsor of the Plan. The replacement of KPMG described above relates only to the Plan.

     KPMG's audit reports on the Plan's financial statements for the fiscal years ended December 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the years ended December 31, 2004 and 2003 and the subsequent interim period from January 1, 2005 through May 2, 2006, (i) there were no disagreements between the Plan and KPMG on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference in their opinions to the subject matter of the disagreement, and (ii) there were no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K with respect to the Plan during the years ended December 31, 2004 and 2003 and the subsequent interim period from January 1, 2005 through May 2, 2006.

     The Plan has provided KPMG with a copy of the foregoing statements and has requested and expects to receive from KPMG a letter addressed to the Securities and Exchange Commission stating whether or not KPMG agrees with the above statements. A copy of the letter from KPMG will be filed as an amendment to this Form 8-K within two business days of its receipt.

     During the years ended December 31, 2004 and 2003 and the subsequent interim period from January 1, 2005 through May 2, 2006, neither the Plan nor anyone acting on behalf of the Plan, consulted Crowe Chizek regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan's financial statements; or (2) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a "reportable event" described in Item 304(a)(1)(v) of Regulation S-K.

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Plan has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CAPITAL CITY BANK GROUP, INC. 401(k) PLAN

                                     By:  Capital City Trust Company, Trustee

                                          /s/ Randolph M. Pople
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Date:  May 23, 2006                  By:  Randolph M. Pople, President